- --------------------------------------------------------------------------


                                  FORM 8-K

                               CURRENT REPORT


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)  August 18, 1994



Commission           Registrant; State of Incorporation;     IRS Employer
File Number              Address; and Telephone Number    Identification No


1-9513                     CMS ENERGY CORPORATION              38-2726431
                          (A Michigan Corporation)
                      Fairlane Plaza South, Suite 1100
                            330 Town Center Drive
                          Dearborn, Michigan 48126
                               (313) 436-9261


1-5611                     CONSUMERS POWER COMPANY             38-0442310
                          (A Michigan Corporation)
                          212 West Michigan Avenue
                          Jackson, Michigan  49201
                               (517) 788-1030


- --------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

Electric Rate Case Proceedings

As is discussed in ITEM 3. LEGAL PROCEEDINGS and Note 4 to the Consolidated Financial Statements in the Annual Reports on Form 10-K for the year ended December 31, 1993 and in PART II. OTHER INFORMATION. Item
1. Legal Proceedings and Note 3 to the Consolidated Financial Statements in the Quarterly Reports on Form 10-Q for the quarterly period ended
June 30, 1994 of CMS Energy Corporation and its wholly-owned subsidiary, Consumers Power Company ("Consumers"), on May 10, 1994, the Michigan Public Service Commission (the "MPSC") issued an order granting Consumers a $58 million annual increase in its retail electric rates effective
May 11, 1994. The order provided Consumers with higher revenues associated with increased expenditures primarily related to capital additions, operation and maintenance, higher depreciation and postretirement benefits computed under SFAS 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), and the continuation of certain demand-side management ("DSM") programs at reduced levels. On June 9, 1994, Consumers filed a petition for rehearing and clarification of this order. The petition requested reconsideration of certain issues including an incremental revenue requirement of $26 million for 1995, the level of rate cross-subsidization, the level of future DSM expenditures and the calculation of DSM-related incentives and penalties. The Attorney General had also filed a petition for rehearing raising certain issues regarding the mechanics of SFAS 106 cost recovery and other procedural matters.

On August 18, 1994, the MPSC issued an order which denied Consumers' and the Attorney General's petitions for rehearing. In doing so, the MPSC, among other things, denied Consumers' request for additional rate relief in 1995. The MPSC also denied Consumers request that the authorized level of DSM spending of $30 million annually for each of the next three years be revised by decreasing the authorized level of DSM spending to a total of $30 million over the next two years and by leaving the level of future DSM investment open for determination in Consumers' annual DSM reconciliation proceedings. The MPSC further clarified that the May 10, 1994 order set out a minimum spending threshold of at least 75% of the funds allocated for DSM and that the failure to meet this threshold would not merely preclude recovery of financial reward, but could also expose Consumers to a penalty in subsequent reconciliation proceedings.
However, the MPSC did agree with Consumers that funds committed to specific DSM projects should be considered when computing the actual DSM spending for a given year even though such funds may not have been expended for up to 12 months following the close of the applicable program year.

                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.






                                              CMS ENERGY CORPORATION



Dated:   August 22, 1994                      By:  /s/ A M Wright
                                                 ---------------------
                                                 Alan M. Wright
                                                 Senior Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer




                                              CONSUMERS POWER COMPANY



Dated:   August 22, 1994                      By: /s/ A M Wright
                                                 ---------------------
                                                 Alan M. Wright
                                                 Senior Vice President
                                                  and Chief Financial
                                                  Officer